Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 91,783,266.5
Previously Paid Amount	0
Total Fee Amount	12,675.27
Total Offset Amount	0
Net Fee	$ 12,675.27